United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 28, 2006

Laclede Gas Company

720 Olive Street

St. Louis, Missouri 63101

314-342-0500

(Exact name of registrant as specified in its charter)

(Address of principal executive offices, including zip code)

(Registrant’s telephone number including area code)

Missouri	1-1822	43-0368139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 7.01 Regulation FD Disclosure

Today Laclede Gas Company issued the attached press release.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 – Laclede Gas Company press release dated February 28, 2006.

This exhibit is furnished under Item 12 below and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing with the Securities and Exchange Commission whether made before or after the date hereof and regardless of any general incorporation language in such filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LACLEDE GAS COMPANY
Date: February 28, 2006	By:	/s/ D. H. Yaeger
D. H. Yaeger Chairman, President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Laclede Gas Company press release dated February 28, 2006.